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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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DATE OF REPORT: OCTOBER 28, 2004
DATE OF EARLIEST EVENT REPORTED: OCTOBER 28, 2004

                      MARTHA STEWART LIVING OMNIMEDIA, INC.
             (Exact name of registrant as specified in its charter)
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

             DELAWARE                                  001-15395                                52-2187059
 (State or other jurisdiction of                (Commission File Number)                     (I.R.S. Employer
  incorporation or organization)                                                          Identification Number)
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                               11 WEST 42ND STREET
                               NEW YORK, NY 10036
                    (Address of principal executive offices)

REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (212) 827-8000


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR240.13e-4(c))




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Item 2.02.  Results of Operations and Financial Condition.

         On October 28, 2004, the Registrant issued a press release relating to its financial results for the third quarter of 2004. The full text of the press release is attached hereto as Exhibit 99.1 to this report.


Item 9.01.  Financial Statements and Exhibits.

           (c)    Exhibit   Description

                  99.1 Martha Stewart Living Omnimedia, Inc. Press Release, dated October 28, 2004.




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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on behalf of the undersigned hereunto duly authorized.



         Dated: October 28, 2004


                                        MARTHA STEWART LIVING OMNIMEDIA, INC.


                                        By: /s/ James Follo
                                            -------------------------
                                            Name:  James Follo
                                            Title: Executive Vice President,
                                                   Chief Financial and
                                                   Administrative Officer



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                                INDEX OF EXHIBITS

Exhibit No.                        Description
99.1           Martha Stewart Living Omnimedia, Inc. press release, dated
               October 28, 2004.













































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